                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       September 8, 1998
                                                ------------------------------

First Chicago NBD Corporation
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(Exact name of registrant as specified in its charter)


Delaware                               1-7127                 38-1984850
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)


One First National Plaza,  Chicago, IL                             60670
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(Address of principal executive offices)                         (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------

Item 5.  Other Events
------


     The Registrant hereby incorporates by reference the information contained in Attachments A and B hereto in response to this Item 5.


Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               First Chicago NBD Corporation
                               ------------------------------
                               (Registrant)


Date: September 11, 1998                    By:    /s/ M. Eileen Kennedy
      ---------------------                        -----------------------
                                            Title: Senior Vice President and
                                                    Treasurer

                                  Attachment A
                                  ------------



     CHICAGO and MEMPHIS, Sept. 8, 1998 First Chicago NBD Corporation, BANC ONE CORPORATION and Union Planters Corporation announced today that Union Planters will acquire 51 NBD Bank branches and associated deposits and loans in Indiana.

     The sale was initiated to satisfy anti-trust regulations and includes the divestiture approved today by the U.S. Department of Justice. The proposed merger of BANC ONE and First Chicago NBD, announced April 13, 1998, is pending regulatory and shareholder approval.

     Union Planters will purchase the assets and liabilities of certain NBD branches in the following banking markets:

 . Indianapolis, 27 branches representing $960 million in deposits, . Lafayette, 11 branches representing $435 million in deposits, . Bloomington/Bedford, 4 branches representing $130 million in deposits, . Southeastern Indiana, 4 branches representing $145 million in deposits, . Marion, 3 branches representing $115 million in deposits, and . Kokomo, 2 branches representing $25 million in deposits.


     In addition to the $1.8 billion in deposits and 51 branches, the acquisition will bring Union Planters approximately $200 million in consumer loans and $625 million in commercial loans along with their associated services. Union Planters will pay a premium of approximately $294 million for the deposits and loans, with the exact amount being determined by deposit levels at closing.

     The sale is expected to be completed in the first quarter of 1999, subject to approval by appropriate regulatory authorities and the completion of the merger of First Chicago NBD and BANC ONE.

     Union Planters has committed to retain all the NBD employees currently employed at the 51 affected branches. Founded in 1869, Union Planters is headquartered in Memphis, Tenn., and is doing business in 12 states with 800 offices and assets of approximately $30 billion.


     NBD will retain the rest of its current business in these markets, converting its accounts and facilities to Bank One branches later in 1999. Bank One will have the largest market share among consumers and businesses in both Indianapolis and Indiana.

     The new BANK ONE CORPORATION, which will have assets of more than $230 billion, will have the largest market share among consumers in eight states and among businesses in the Midwest. The merger is expected to be completed early in the fourth quarter.

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NBD Bank Branches in Indiana Being Sold to Union Planters Bank

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Greater Indianapolis Area

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
City            Branch Name                           Address                                Branch
                                                                                             Number
----------------------------------------------------------------------------------------------------
Carmel          Plaza                                 11550 N. Meridian St.                      505
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Carmel          146 & N. Meridian Banking Center      14825 Greyhound  Ct.                       524
----------------------------------------------------------------------------------------------------
Fishers         East 96th Street - I-69               8758 E. 96th St.                           218
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Fishers         Fishers                               11555 Fishers Rd.                          543
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Greenwood       Smith Valley                          1686 W. Smith Valley Rd.                   504
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Indianapolis    Pendleton Pike Office                 10869 Pendleton Pike                       382
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Indianapolis    Robin Run                             Robin Run Retirement Ctr.                  510
                                                      5354 W. 62nd  St.
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Indianapolis    91st & Meridian Street                9075 N. Meridian St.                       515
----------------------------------------------------------------------------------------------------
Indianapolis    Madison Avenue                        1377 Madison Ave.                          521
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Indianapolis    New Augusta                           4629 W. 71st St.                           545
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Indianapolis    Post Road                             8910 E. 38th St.                           549
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Indianapolis    Riley Center                          555 N. Delaware                            552
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Indianapolis    Castleton                             6520 E. 82nd St.                           554
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Indianapolis    Keystone Willowbrook                  2421 Willowbrook Pkwy.                     593
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Indianapolis    Rockville Road                        7329 Rockville Rd.                         594
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Indianapolis    Park Fletcher                         2240 Executive Dr.                         595
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Indianapolis    Tower Banking Office                  One Indiana Square                         644
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Indianapolis    96th & Keystone                       3401 E. 96th Ave.                          648
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Indianapolis    Beech Grove                           3820 S. Emerson Ave.                       649
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Indianapolis    56th- Emerson Way                     5640 Emerson Way                           651
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Indianapolis    Valley Mills                          4830 S. High School Rd.                    654
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Indianapolis    Southeastern Ave. Banking Branch      7501 Southeastern Ave.                     656
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Indianapolis    431 & Stop 11                         7916 Madison Ave.                          657
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Indianapolis    Geist Branch                          9885 Fall Creek Rd.                        658
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Indianapolis    Capital Center                        251 N. Illinois                            679
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Indianapolis    Eagle Creek Parkway                   7007 Shore Terr                           1302
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Mooresville     Mooresville                           1000 Hadley Rd.                            547
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
                                      A-2

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Greater Lafayette Area

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City            Branch Name                           Address                                 Branch
                                                                                              Number
----------------------------------------------------------------------------------------------------
Delphi          Delphi                                121 N. Washington St.                      477

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Frankfort       Frankfort Main                        2 E. Washington                            367
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Frankfort       Frankfort Plaza                       1451 Wabash St.                            368
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Lafayette       5th & South Banking Center            437 South St.                              465
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Lafayette       Teal Road Banking Center              2237 Teal Rd.                              466
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Lafayette       Union Street                          3123 Union St.                             469
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Lafayette       Creasy Lane Banking Center            25 S. Creasy Ln.                           473
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Remington       Remington Office                      15 S. Ohio St.                             474
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Rossville       Rossville                             15 S. Plank St.                            369
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West Lafayette  Stadium Square                        728 Northwestern Ave.                      467
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West Lafayette  Westminster Banking Center            2741 N. Salisbury St.                      472
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Southeastern Indiana Market

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City            Branch Name                           Address                                 Branch
                                                                                              Number
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Corydon         Plaza Banking Center                  Junction Hwys. 135 & 137                   435
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Corydon         Downtown Banking Center               109 N. Capitol                             437
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New Salisbury   New Salisbury                         7950 Hwy 135                               436
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Salem           Salem                                 24 East Side Public Square                 438
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Marion Market

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City            Branch Name                           Address                                 Branch
                                                                                              Number
----------------------------------------------------------------------------------------------------
Marion          Kem Road Office                       1503 W. Kem Rd.                            386
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Marion          Marion Main Office                    402 S. Washington St.                      387
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Marion          South Marion Office                   3127 S. Washington St.                     388
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Kokomo
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City            Branch Name                           Address                                 Branch
                                                                                              Number
----------------------------------------------------------------------------------------------------
Kokomo          Fountain Square                       3541 S. LaFountain St.                     384
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Kokomo          Court House Square                    107 N. Buckeye St.                         397
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Bloomington/Bedford

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City            Branch Name                           Address                                 Branch
                                                                                              Number
----------------------------------------------------------------------------------------------------
Bloomington     College Mall                          965 College Mall Rd.                       596
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Bloomington     Fountain Square                       116 S. Walnut                              647
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Bedford         Main Banking Center                   1501 J St.                                 511
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Bedford         West Banking Center                   3336 W. 16th St.                           512
----------------------------------------------------------------------------------------------------

                                   Attachment B
                                   ------------

     CHICAGO and COLUMBUS, Sept. 8, 1998 -- BANC ONE CORPORATION and First Chicago NBD Corporation announced that the first phase of their merger integration process has been completed, and that a series of critical decisions has been finalized. Shareholders of both companies will meet on Sept. 15 to approve the merger. Pending all necessary approvals, the merger is expected to close early in the fourth quarter. The new company will be called BANK ONE CORPORATION.

 . BANK ONE will be organized around five national lines of business that have each determined their ongoing organizations and operating platforms:

     . Credit Card - delivering value principally through the First USA and First Card brand names.

     . Commercial - serving middle market and large corporate customers through a variety of banking products (risk management, corporate finance, treasury management, leasing and asset-based lending); also includes commercial real estate and private banking.

     . Retail - providing banking services to consumers and small businesses through a variety of delivery channels.

     . Investment Management - managing mutual funds, institutional investments and insurance needs.

     . Finance One - providing consumer finance products, mortgage lending and indirect lending services.


     Each of these businesses is structured to support a customer focus nationally and in all individual geographic markets served by BANK ONE. In addition, the corporate investments portfolio will be a significant contributor to the Corporation's earnings.

 . Top-level managers have been appointed in all lines of business and staff units, a total of more than 200 senior managerial positions.

 . Major technology platforms and related systems applications for the new company have been chosen and resources have been dedicated to implement them quickly. Both companies continue to make rapid progress in their Year 2000 programs.

 .  Arthur Andersen, LLP has been selected as the auditing firm for the new
   Corporation.

     Verne Istock, Chairman, President and Chief Executive Officer of First Chicago NBD Corporation will be Chairman of the new Corporation and John B. McCoy, Chairman and Chief Executive Officer of BANC ONE CORPORATION, will be President and Chief Executive Officer of the new Corporation.

      Reporting to McCoy will be Richard Lehmann and David Vitale, both vice chairmen, and:
      .  Marvin Adams, chief information officer
      .  David Meuse, merchant banking
      .  Robert Rosholt, chief financial officer

      Reporting to Istock will be:
      .  William Boardman, mergers and acquisitions
      .  Gerald Buldak, public affairs
      .  Sherman Goldberg, general counsel
      .  Thomas Hoaglin, operations
      .  Timothy Moen, human resources
      .  Robert O'Neill, chief auditor
      .  Richard Wade, risk management

      Reporting to Lehmann will be:
      .  Kenneth Stevens, retail
      .  Richard Vague, credit card
      .  Donald Winkler, Finance One
      .  Ralph Mueller, consumer credit policy review

      Reporting to Vitale in commercial banking will be:
      .  W. G. Jurgensen, commercial banking products
      .  Susan Moody, commercial banking market segments
      . Ronald Steinhart, commercial real estate and private banking . Judith Feldman, finance and merger integration
      .  Paul Hennessy, credit

      Also reporting to Vitale will be:
      .  David Kundert, investment management group
      .  Geoff Stringer, corporate investments group.

     As previously announced, Thomas Hoaglin and Philip Jones will serve as merger integration executives, reporting to McCoy and Istock. Terry Wise has been appointed integration director.



                                      B-2